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                                                                     EXHIBIT 4.4

                             CERTIFICATE OF TRUST
                                      OF
                        TCI COMMUNICATIONS FINANCING IV

     This Certificate of Trust of TCI Communications Financing IV (the "Trust") dated November 21, 1995, is being duly executed and filed by the undersigned, as trustees, to form a business trust pursuant to the Delaware Business Trust Act, 12 Del. C. (S) 3810, et seq. The undersigned, as trustees, do hereby certify as
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follows:

     1. The name of the business trust being formed hereby is "TCI Communications Financing IV."

     2. The name and business address of the trustee of the Trust which has its principal place of business in the State of Delaware is as follows:

                The Bank of New York (Delaware)
                400 White Clay Center, Route 273
                Newark, Delaware 19711

     3.   This Certificate of Trust shall be effective as of the date of filing.

     IN WITNESS WHEREOF, the undersigned, being the sole trustees of the Trust, have executed this Certificate of Trust as of the date first above written.

Dated:  November 21, 1995
                                    /s/ Bernard W. Schotters
                                    -------------------------------------------
                                    Bernard W. Schotters, as Trustee


                                    /s/ Stephen M. Brett
                                    -------------------------------------------
                                    Stephen M. Brett, as Trustee

                                    THE BANK OF NEW YORK
                                    (DELAWARE),
                                      as Trustee


                                    By:   /s/ Joseph F. Leary
                                          -------------------------------------
                                          Joseph F. Leary
                                          Vice President
                                          Name:________________________________
                                          Title:_______________________________